UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

GOLD UNION INC.

(Name of Registrant as Specified in its Charter)

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GOLD UNION INC.

L8-09 Wisma BU 8, No. 11 Lebuh Bandar Utama,

Bandar Utama PJU 6

47600 Petaling Jaya, Selangor, Malaysia

NOTICE OF CORPORATE ACTION TAKEN BY WRITTEN CONSENT

OF THE MAJORITY STOCKHOLDERS WITHOUT SPECIAL MEETING OF THE STOCKHOLDERS

Dear Stockholders:

We are writing to advise you that, on February 13, 2018, and February 15, 2018, the board of directors of Gold Union Inc., a Delaware corporation (“GOLU,” “the Company,” “we” or “us”), and certain stockholders representing more than a majority of our outstanding voting capital (the “Majority Stockholders”), respectively, approved by written consent in lieu of a special meeting the taking of all steps necessary to effect the following actions (collectively, the “Corporate Action”):

1.	Amend the Company’s Certificate of Incorporation filed with the Delaware Secretary of State (the “Certificate of Incorporation”) to change the Company’s name to Noble Vici Group, Inc.

The amendment to the Certificate of Incorporation will not be effective until the Company files the Certificate of Amendment to the Certificate of Incorporation with the Delaware Secretary of State (which will not occur until March 5, 2018 or thereafter)(the “Effective Date”).

The accompanying Information Statement, which describes the Corporate Action in more detail, is being furnished to our stockholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The consent that we have received constitutes the only stockholder approval required for the Corporate Action under the Delaware General Corporation Law, our Certificate of Incorporation and Bylaws. Accordingly, the Corporate Action will not be submitted to the other stockholders of the Company for a vote.

The record date for the determination of stockholders entitled to notice of the action by written consent is February 15, 2018. Pursuant to Rule 14c-2 under the Exchange Act, the Corporate Action will not be implemented until at least twenty (20) calendar days after the mailing of this Information Statement to our stockholders. This Information Statement will be mailed on or about March 5, 2018 to stockholders of record on February 15, 2018.

No action is required by you to effectuate this action. The accompanying Information Statement is furnished only to inform our stockholders of the actions described above before they take effect in accordance with Rule 14c-2 promulgated under the Exchange Act.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

PLEASE NOTE THAT THE HOLDERS OF A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTION. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

By order of the Board of Directors,

/s/ Yew Chuan LIM

Yew Chuan LIM

Chief Executive Officer, Chief Financial Officer, Secretary and Director

February __, 2018

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GOLD UNION INC.

INFORMATION STATEMENT REGARDING

CORPORATE ACTION TAKEN BY WRITTEN CONSENT OF

OUR BOARD OF DIRECTORS AND HOLDERS OF

MORE THAN A MAJORITY OF OUR VOTING CAPITAL STOCK

IN LIEU OF SPECIAL MEETING

Gold Union Inc. (“GOLU,” “the Company,” “we” or “us”) is furnishing this Information Statement to you to provide a description of actions taken by our Board of Directors (the “Board”) on February 13, 2018, and the holders of more than a majority of our outstanding voting capital stock (the “Majority Stockholders”) on February 15, 2018, in accordance with the relevant sections of the Delaware General Corporation Law (the “DGCL”).

This Information Statement is being mailed on or about March 5, 2018, to stockholders of record on February 15, 2018 (the “Record Date”). The Information Statement is being delivered only to inform you of the Corporate Action described herein before such actions take effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). No action is requested or required on your part.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

PLEASE NOTE THAT THE HOLDERS OF MORE THAN A MAJORITY OF OUR OUTSTANDING SHARES OF COMMON STOCK HAVE VOTED TO AUTHORIZE THE CORPORATE ACTION. THE NUMBER OF VOTES RECEIVED IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THESE MATTERS.

GENERAL DESCRIPTION OF CORPORATE ACTION

On February 13, 2018, and February 15, 2018, our Board and the Majority Stockholders, respectively, delivered executed written consents in lieu of a special meeting authorizing and approving the taking of all steps necessary to effect the following action (the “Corporate Action”):

1.	Amend the Company’s Certificate of Incorporation filed with the Delaware Secretary of State (the “Certificate of Incorporation”) to change the Company’s name to Noble Vici Group, Inc.

VOTING AND VOTE REQUIRED

Pursuant to GOLU’s Bylaws and the DGCL, a vote by the holders of at least a majority of GOLU’s outstanding capital stock is required to effect the Corporate Action. Each common stockholder is entitled to one vote for each share of common stock held by such stockholder. As of the Record Date, GOLU had 2,663,134,500 shares of Common Stock issued and outstanding, and no preferred stock issued and outstanding. The voting power representing not less than 1,331,567,250 shares of Common Stock is required to pass any stockholder resolutions. Pursuant to Section 228 of the DGCL, the following stockholders holding an aggregate of 1,375,000,000 shares of Common Stock, or approximately 51.63% of the issued and outstanding shares of our Common Stock on the Record Date, delivered an executed written consent dated February 15, 2018, authorizing the Corporate Action.

Name	Common Shares Beneficially Held	Percentage of Issued and Outstanding
Pei-Chi Chou	250,000,000	9.39%
Pei-Ying Chou	250,000,000	9.39%
Feng-Kai Chou	250,000,000	9.39%
FoyFon Chaimongkol	125,000,000	4.7%
Paramee Sonesittichoke	125,000,000	4.7%
Wongyai Krittakorn	125,000,000	4.7%
Yi-Ming Ng	125,000,000	4.7%
Swee-Beng Low	125,000,000	4.7%
TOTAL	1,375,000,000	51.63%

The Corporate Action will not be effective until the Company files the Certificate of Amendment to Articles of Incorporation with the Nevada Secretary of State (which will not occur until March 5, 2018 or thereafter). No further action on the part of stockholders is required to authorize or effect the amendments to the Articles of Incorporation.

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NO APPRAISAL RIGHTS

Under the DGCL, stockholders are not entitled to appraisal rights with respect to the Corporate Action, and we will not provide our stockholders with such rights.

GENERAL INFORMATION

GOLU will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. GOLU will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of GOLU’s common stock.

GOLU will deliver only one Information Statement to multiple security holders sharing an address unless GOLU has received contrary instructions from one or more of the security holders. Upon written or oral request, GOLU will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered.  You should direct any such requests to the following address:  Gold Union Inc., L8-09 Wisma BU 8, No. 11 Lebuh Bandar Utama, Bandar Utama PJU 6, 47600 Petaling Jaya, Selangor, Malaysia, Attn: Secretary. The Secretary may also be reached by telephone at +603 77339088.

CORPORATE ACTION NO. 1

NAME CHANGE

On February 13, 2018, and February 15, 2018, the Board and the Majority Stockholders, respectively, approved by written consent in lieu of a special meeting an amendment to the Company’s Certificate of Incorporation to change the name of the Company to Noble Vici Group, Inc. (the “Name Change Amendment”).

Our Board and the Majority Stockholders believe that it is advisable and in the Company’s best interests to authorize and approve the Name Change Amendment in order to more accurately reflect changes in the Company’s intended business focus. Shortly after the Effective Date, the Board intends to acquire an operating company. We may also conduct a private placement of our securities to secure additional working capital for the Company. Except as set forth above, as of the date of this filing we do not have any definitive plans, proposals or arrangements to issue any of the newly available authorized shares of common stock for any purpose or which may result in a change in control of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of February 15, 2018, certain information regarding the ownership of GOLU’s capital stock by each director and executive officer of GOLU, each person who is known to GOLU to be a beneficial owner of more than 5% of any class of GOLU’s voting stock, and by all officers and directors of GOLU as a group.  Unless otherwise indicated below, to GOLU’s knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

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Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of February 15, 2018, are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 2,663,134,500 shares of Common Stock issued and outstanding on a fully diluted basis, as of February 15, 2018.

Name of Beneficial Owner (1)	Amount (number of shares)	Percentage of Outstanding Shares of Common Stock (2)
Lim Yew Chuan (3)	0	0%
Kao Wei-Chen (aka Kao Hsuan-Ying (4)	1,125,000,000	42.24%
Chou Pei-Chi (5)	250,000,000	9.39%
Chou Pei-Ying (5)	250,000,000	9.39%
Chou Feng-Kai (5)	250,000,000	9.39%

All executive officers and directors as a group (two persons)	1,875,000,000	70.41%
_____________________
(1)	Except as otherwise indicated, the address of each beneficial owner is c/o Gold Union, Inc., L8-09 Wisma BU 8, No. 11 Lebuh Bandar Utama, Bandar Utama PJU 6, 47600 Petaling Jaya, Selangor, Malaysia.
(2)	Applicable percentage ownership is based on 2,663,134,500 shares of common stock outstanding as of February 15, 2018, together with securities exercisable or convertible into shares of common stock within 60 days of February 15, 2018. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that a person has the right to acquire beneficial ownership of upon the exercise or conversion of options, convertible stock, warrants or other securities that are currently exercisable or convertible or that will become exercisable or convertible within 60 days of February 15, 2018, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
(3)	Mr. Lim Yew Chuan is the Chief Executive Officer, Chief Financial Officer, and Secretary of the Company.
(4)	Ms. Kao Wei-Chen (aka Kao Hsuan-Ying) is a Director of Phnom Penh Golden Corridor Trading Co. Ltd. Her address is L8-09, Wisma BU8, No.11, Lebuh Bandar Utama, Bandar Utama PJU 6, 47600 Petaling Jaya, Selangor Darul Ehsan, Malaysia.
(5)	Ms. Chou Pei-Chi, Ms. Chou Pei-Ying and Mr. Chou Feng-Kai are siblings and they are children of Ms. Kao Wei-Chen (aka Kao Hsuan-Ying)

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except in their capacity as beneficial owners of our capital stock, none of our officers, directors or any of their respective affiliates has any interest in the Corporate Action.

PROPOSALS BY SECURITY HOLDERS

None.

FORWARD-LOOKING STATEMENTS

This Information Statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward- looking statements include, but are not limited to, statements regarding our business, anticipated financial or operational results and objectives. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other filings of ours with the SEC.

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ADDITIONAL AND AVAILABLE INFORMATION

GOLU is subject to the informational filing requirements of the Exchange Act and, in accordance therewith, is required to file periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters. Such reports, proxy statements and other information can be inspected and copied at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Information regarding the public reference facilities may be obtained from the SEC by telephoning 1-800-SEC-0330.  Our filings are also available to the public on the SEC’s website (www.sec.gov).

Dated: February 22, 2018	By order of the Board of Directors /s/ Yew Chuan LIM By: Yew Chuan LIM Its: Chief Executive Officer, Chief Financial Officer, Secretary and Director

Exhibit 1: Certificate of Amendment to Certificate of Incorporation of the Company*.

*To be filed as an exhibit to the Definitive Schedule 14C.

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